MAP PLUS NPSM

Multiple Sponsored Retirement Options

Deferred Combination Variable and Fixed Annuity Contracts

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement Dated December 18, 2020, to the Contract Prospectus and
Contract Prospectus Summary, each Dated May 1, 2020

This supplement updates and amends certain information contained in your variable annuity contract prospectus and contract prospectus summary. Please read it carefully and keep it with your contract prospectus and contract prospectus summary for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus and contract prospectus summary, as applicable.

__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE ALLIANZGI DIVIDEND VALUE, THE ALLIANZGI LARGE CAP VALUE AND THE ALLIANZGI SMALL-CAP VALUE FUNDS (COLLECTIVELY, THE “FUNDS”)

On July 7, 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ investment adviser, and Virtus Investment Partners, Inc. (“Virtus”) announced that they had entered into an agreement providing for a strategic partnership pursuant to which wholly owned subsidiaries of Virtus are expected to become the investment adviser, administrator and distributor for the Funds. Personnel of AllianzGI U.S. will continue to be responsible for day-to-day portfolio management of the Funds either through AllianzGI U.S. serving as subadviser or through such personnel becoming employees of an affiliate of Virtus.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.VRIAC-20E	Page 1 of 1	December 2020